March 7, 1994



Via Electronic Transmission



Securities and Exchange Commission

Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549



Re:	Peoples Bancorp Inc.
	Commision File No. 0-16772
	CIK No. 0000318300



Gentlemen:

On behalf of Peoples Bancorp Inc. (the "Company") and in accordance with Rule 14a-6(b) promulgated under the Securities Exchange Act of 1934, as amended, and Regulation S-T, we are transmitting herewith for filing definitive copies of the Notice of Annual Meeting of Shareholders, Proxy Statement and from of Proxy (collectively, the "Proxy Materials"), to be furnished to the shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 1994 Annual Meeting of Shareholders (the "Annual Meeting"), scheduled to be held on Tuesday, April 5, 1994. Pursuant to Rule 14a-6(m), we are also enclosing herewith a completed copy of the Schedule 14A information page. In accordance with Rule 901(d) of Regulation S-T, the Company will be submitting to the Commission a paper copy of the Proxy Materials and the Schedule 14A information page. Each document will contain the legend required by Rule 901(d)(2).

The definitive Proxy Materials have been marked as required by Rule 310 of Regulation S-T to show changes from the preliminary copy of the Proxy Materials filed with the Commission on February 22, 1994.

In accordance with Rules 304(d) and 311 of Regulation S-T, the Company has had hand-delieverd to the Commission this morning a fully-executed copy of Form SE pursuant to which the Company filed the performance graph that is to appear in the Proxy Statement.

In accordance with Rule 14a-6(i)(2), on February 17, 1994, the amount of $125.00 was wire-transferred to the account of the Commission at Mellon Bank on behalf of the Company in connection with the Company's filing of the preliminary copies of the Proxy Materials with the Commission.

The Company began to mail the definitive copies of the Proxy Materials, together with the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1993
(the "Annual Report"), to the shareholders of the Company on March 7, 1994. In addition, in accordance with Rule 14a-3(c), seven (7) copies of the Annual Report will be submitted to the Commission.

If you have any questions with respect to the enclosed materials, please do not hesitate to call me at (614) 374-6109.

Very truly yours,

CHARLES R. HUNSAKER

Charles R. Hunsaker
General Counsel

CRH/i
Enclosures
cc:	Elizabeth Turrell Farrar, Esq.





SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the
 Securities Exchange Act of 1934
(Amendment No.   )



Filed by the Registrant[X]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to e240.14a-11(c) or e240.14a-12



PEOPLES BANCORP INC.
(Name of Registrant as Specified In Its Charter)

N/A
Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act
    Rules 14a-6(i)(4) and 0-11.

	1) Title of each class of securities to which transaction applies:

	________________________________________________________________________

	2) Aggregate number of securities to which transaction applies:

	________________________________________________________________________

	3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

	________________________________________________________________________

	4) Proposed maximum aggregate value of transaction:

	________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1) Amount Previously Paid:

	________________________________________________

	2) Form, Schedule or Registration Statement No.:

	________________________________________________

	3) Filing Party:

	________________________________________________

	4) Date Filed:

	________________________________________________






NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PEOPLES BANCORP INC.
Marietta, Ohio



March 7, 1994



To the Shareholders of Peoples Bancorp Inc.:

		You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Peoples Bancorp Inc. (the
"Company") to be held at 10:00 a.m., local time, on Tuesday, April 5, 1994, in the Conference Room of The Peoples Banking and
Trust Company, 235 Second Street, Marietta, Ohio, for the following purposes:

	1.	To elect the following Directors for terms of three years each:


Nominee                                              Term Expires In

George W. Broughton	       	(for election)			        1997
Wilford D. Dimit		         	(for re-election)      		1997
Barton S. Holl	           		(for re-election)      		1997
James B. Stowe	           		(for re-election)	      	1997



	2.	To consider and vote upon a proposal to adopt an amendment
to Article FOURTH of the Company's Amended Articles of
Incorporation which would increase the authorized number of shares of the Company from 4,000,000 shares to 6,000,000 shares, all of which will be common shares, without par value.

	3.	To transact such other business as may properly come before
the Annual Meeting and any adjournment or adjournments thereof.


		Shareholders of record at the close of business on February 15, 1994, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof.

		You are cordially invited to attend the Annual Meeting. The vote of each shareholder is important, whatever the number of common shares held. Whether or not you plan to attend the Annual Meeting, please sign, date and return your Proxy promptly in the enclosed envelope.

		The Company's Annual Report to Shareholders for the fiscal year ended December 31, 1993 accompanies this Notice and Proxy
Statement.

By Order of the Board of Directors


Ruth I. Otto
Corporate Secretary



[TEXT]
PEOPLES BANCORP INC.
138 Putnam Street
Marietta, Ohio 45750
(614) 373-3155

PROXY STATEMENT



		This Proxy Statement and the accompanying proxy are being mailed to shareholders of Peoples Bancorp Inc., an Ohio corporation (the "Company"), on or about March 7, 1994, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") called to be held on Tuesday, April 5, 1994, or at any adjournment or adjournments thereof. The Annual Meeting will be held at 10:00 a.m., local time, in the Conference Room of The Peoples Banking and Trust Company, 235 Second Street, Marietta, Ohio.



		The Company has three wholly-owned subsidiaries. They include The Peoples Banking and Trust Company ("Peoples Bank"), The
First National Bank of Southeastern Ohio ("First National") and
The Northwest Territory Life Insurance Company ("Northwest
Territory").

		A proxy for use at the Annual Meeting accompanies this Proxy Statement and is solicited by the Board of Directors of the Company. Shareholders of the Company may use their proxies if they are unable to attend the Annual Meeting in person or wish to have their common shares of the Company voted by proxy even if they do attend the Annual Meeting. Without affecting any vote previously taken, any shareholder executing a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company, at the address of the Company set forth on the cover page of this Proxy Statement, written notice of such revocation; by executing a later-dated proxy which is received by the Company prior to the Annual Meeting; or by attending the Annual Meeting and giving notice of such revocation in person. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy.

		Only shareholders of the Company of record at the close of business on February 15, 1994 (the "Record Date"), are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof. At the close of business on the Record Date, 1,457,432 common shares were outstanding and entitled to vote. Each common share entitles the holder thereof to one vote on each matter to be submitted to shareholders at the Annual Meeting. A quorum for the Annual Meeting is a majority of the common shares outstanding. There is no cumulative voting with respect to the election of directors.

		As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any business to be brought before the Annual Meeting except as set forth in this Proxy
Statement. However, if any matters other than those referred to in this Proxy Statement should properly come before such Annual
Meeting, or any adjournment or adjournments thereof, it is intended that the persons named as proxies in the enclosed proxy may vote the common shares represented by said proxy on such matters in accordance with their best judgment in light of the conditions then prevailing.

		The Company will bear the costs of preparing and mailing this Proxy Statement, the accompanying proxy and any other related materials and all other costs incurred in connection with the solicitation of proxies on behalf of the Board of Directors.
Proxies will be solicited by mail and may be further solicited, for no additional compensation, by officers, directors, or employees of the Company and its subsidiaries by further mailing, by telephone, or by personal contact. The Company will also pay the standard charges and expenses of brokerage houses, voting trustees, banks, associations and other custodians, nominees, and fiduciaries, who are record holders of common shares not beneficially owned by them, for forwarding such materials to and obtaining proxies from the beneficial owners of common shares entitled to vote at the Annual Meeting.

		The Annual Report to the Shareholders of the Company for the fiscal year ended December 31, 1993 (the "1993 fiscal year") is enclosed herewith.



SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

		The following table sets forth, as of the Record Date, certain information concerning the beneficial ownership of common shares by the only person known to the Company to be the beneficial owner of more than 5% of the outstanding common shares:


	                              AMOUNT AND
   NAME AND	               NATURE OF PERCENT
  ADDRESS OF	                  BENEFICIAL	                OF
BENEFICIAL OWNER	              OWNERSHIP               	CLASS<F1>

Peoples Bank-                  	181,437<F2> 	           12.4%
Trust Department
Trustee
138 Putnam Street
Marietta, Ohio 45750


<F1> 	The percent of class is based on 1,457,432 common shares
outstanding on the Record Date.

<F2> 	Includes 53,138 common shares, 97,465 common shares,
26,455 common shares and 4,379 common shares as to which the
Trust Department of Peoples Bank has shared investment and sole voting power, shared investment and voting power, sole voting and investment power, and sole investment and shared voting
power, respectively.  The officers and directors of Peoples Bank and the Company disclaim beneficial ownership of these common shares by reason of their positions.  Does not include 44,420 common shares held by the Trust Department in its capacity as
Trustee under the Peoples Bancorp Inc.  Retirement Savings Plan with respect to which the Trust Department has neither voting nor investment power.



		The following table sets forth, as of the Record Date, certain information with respect to the common shares beneficially owned by each director of the Company, by each nominee for election as a director of the Company, by the executive officer of the Company named in the Summary Compensation Table and by all executive officers and directors of the Company as a group:




	          AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP<F1>

                                       COMMON
                                       SHARES
                    		              WHICH CAN BE
                                    ACQUIRED UPON
                       COMMON        EXERCISE OF
                       SHARES     OPTIONS EXERCISABLE              PERCENT
                      PRESENTLY	       WITHIN		                      OF
NAME	                   HELD 	         60 DAYS   	    TOTAL	      CLASS<F2>

Jewell Baker	            4,968         	  110        	  5,078     		 <F3>
Dennis D. Blauser	       3,586<F4>        110        	  3,696        <F3>
Carl L. Broughton<F5>	   48,244<F6>       110          	48,354      	3.3%
George W.Broughton<F7>	  19,136           50           	19,186      	1.3%
Wilford D. Dimit<F7>	    1,971<F9>        110        	  2,081       	<F3>
Robert E. Evans<F10>    	23,006.625<F11>  2,000        	25,006.625  	1.7%
Barton S. Holl<F7>    	  1,919<F12>       110        	  2,029        <F3>
Norman J. Murray	        1,863<F13>     	 110        	  1,973       	<F3>
Fred R. Price         	  1,903            110        	  2,013       	<F3>
James B. Stowe<F7>    	  6,208<F14>       110        	  6,318        <F3>
Paul T. Theisen       	  4,055            110           4,165       	<F3>
Thomas C. Vadakin  	     767<F15>         110           877          <F3>
Joseph H. Wesel	         14,576<F16>      110          	14,686      	1.0%

All directors and
 executive officers as
 a group (numbering 17)  136,216.848<F17> 7,260         143,476.848 	9.8%




<F1> 	Unless otherwise noted, the beneficial owner has sole
voting and investment power with respect to all of the common shares reflected in the table.

<F2> 	The percent of class is based upon 1,457,432 common
shares outstanding on the Record Date and the number of common shares, if any, as to which the named person has the right to acquire beneficial ownership upon the exercise of exercisable options within 60 days of the Record Date.

<F3> 	Reflects ownership of less than 1% of the outstanding
common shares.

<F4> 	Includes  2,662 common shares held jointly by Mr.
Blauser with his wife as to which he exercises shared voting and investment power and 392 common shares held in an IRA owned by Mr. Blauser. Does not include 1,429 common shares held of record and beneficially owned by Mr. Blauser's wife as to which he has no voting or investment power and disclaims beneficial ownership.

<F5> 	Mr. Broughton has chosen not to stand for reelection as
a director of the Company and will cease to serve on April 5, 1994.

<F6> 	Does not include 6,499 common shares held of record and
owned beneficially by Mr. Broughton's wife and 759 common shares held in the Elizabeth S. Broughton Trust, a revocable inter vivos trust with respect to which Mr. Broughton's wife was the grantor and Peoples Bank is the Trustee, as to which common shares Mr. Broughton has no voting or investment power and disclaims beneficial ownership. Peoples Bank and Mrs. Broughton may be deemed to share voting power with respect to the common shares held in the Elizabeth S. Broughton Trust and said common shares are included in the common shares shown as beneficially owned by People Bank in the preceding table. Also does not include 4,538 common shares held of record by the Broughton Foods Company Pension Trust B, as to which Mr. Broughton disclaims beneficial ownership.



<F7> 	Nominee for election as a director of the Company.






<F8>  Does not include 2,928 common shares held of record and beneficially owned by Mr. Broughton's wife as to which he has no voting or investment power and disclaims beneficial ownership.






<F9> 	Includes 330 common shares held jointly by Mr. Dimit
with his wife as to which he exercises shared voting and investment power.






<F10> 	Executive officer of the Company named in the Summary
Compensation Table.






<F11> 	Includes 3,952.625 common shares allocated to the account
of Mr. Evans in the Peoples Bancorp Inc. Retirement Savings Plan with respect to which Mr. Evans has the power to direct the voting and disposition. Does not include 2,940 common shares held of record and owned beneficially by Mr. Evans' wife and 713 common shares held by Mr. Evans' wife as custodian for their son, as to which common shares Mr. Evans has no voting or investment power and disclaims beneficial ownership.






<F12> 	Includes 371 common shares held jointly by Mr. Holl with
his wife as to which he exercises shared voting and investment power.







<F13> 	Does not include 3,726 common shares held of record and
beneficially owned by Mr. Murray's wife and 800 common shares held of record and beneficially owned by Mr. Murray's daughter. Mr. Murray has no voting or investment power with respect to these common shares and disclaims beneficial ownership thereof.







<F14> 	Includes 2,477 common shares held jointly by Mr. Stowe
with his wife as to which he exercises shared voting and investment power. Does not include 8,999 common shares held of record and beneficially owned by Mr. Stowe's wife as to which he has no voting or investment power and disclaims beneficial ownership.








<F15> 	Does not include 7,069 common shares held of record and
beneficially owned by Mr. Vadakin's wife and 1,089 common shares held by Mr. Vadakin's wife as custodian for her son, as to which common shares Mr. Vadakin has no voting or investment power and disclaims beneficial ownership.







<F16> 	Includes 701 common shares held jointly by Mr. Wesel with
his mother and 1,936 common shares held jointly by Mr. Wesel with his wife. Mr. Wesel exercises shared voting and investment power with respect to these common shares. Does not include 3,012 common shares held of record and beneficially owned by Mr. Wesel's wife as to which he has no voting or investment power and disclaims beneficial ownership. Does not include 60 common shares held of record and beneficially owned by Mr. Wesel's daughter as to which he has no voting or investment power and disclaims beneficial ownership. Does not include 5,143 common shares held of record by the Marietta Ignition, Inc. Pension
Plan as to which Mr. Wesel has no voting or investment power and disclaims beneficial ownership. Mr. Wesel serves as a member of the Administrative Committee for the Marietta Ignition, Inc. Pension Plan. Peoples Bank shares voting power with respect to the common shares held in the Marietta Ignition, Inc. Pension Plan with the Plan Administrator and said common shares are included among the common shares shown as beneficially owned by Peoples Bank in the preceding table.






<F17> 	Includes common shares held jointly by directors and
executive officers and other persons. Also includes 6,416.85 common shares allocated to the respective accounts of executive officers of the Company in the Peoples Bancorp Inc. Retirement Savings Plan. See notes (4), (6), (9) and (11) through (16) above.






		To the Company's knowledge, based solely on a review of the copies of the reports furnished to the Company and written representations that no other reports were required, during the 1993 fiscal year, all filing requirements applicable to officers, directors and greater than 10% beneficial owners of the Company under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), were complied with.





ELECTION OF DIRECTORS

(Item 1 on Proxy)

		In accordance with Section 2.02 of the Regulations of the Company, four directors of Class II are to be elected to hold office for terms of three years each, in each case until their respective successors are duly elected and qualified. It is the intention of the persons named in the accompanying proxy to vote the common shares represented by the proxies received pursuant to this solicitation for the nominees named below who have been designated by the Board of Directors, unless otherwise instructed on the proxy.

		The following table gives certain information concerning each nominee for election as a director of the Company. Unless otherwise indicated, each person has held his principal occupation for more than five years.


                            POSITION(S) HELD
                           WITH THE COMPANY AND    DIRECTOR      NOMINEE
                           ITS SUBSIDIARIES AND   CONTINUOUSLY   FOR TERM
NOMINEE          AGE      	PRINCIPAL OCCUPATION	     SINCE   	  EXPIRING IN

George W.
Broughton	        36      	Director and Executive     1993        1997
                          	Vice President/Sales and
                         		Marketing, Broughton
                           Foods Co., a processor
                           and distributor of dairy
                           products; Director of
                           SBR, Inc.,maker of
                           replacement windows and
                           owner of "Wood Crafters"
                           catalog and stores.<F1>

Wilford D. Dimit	 60	      President of First	        1993        1997
                         		Settlement, Inc.,
                         		Marietta, Ohio, a
                         		retail clothing store
                         		and restaurant.<F1>

Barton S. Holl   	71      	Chairman of the Board 	    1990	    1997
                         		of Logan Clay Products,
                         		Inc., Logan, Ohio, a
                         		manufacturer of clay
                         		tile products.

James B. Stowe   	73      	Chairman of the Board 	    1980	    1997
                         		of Stowe Truck &
                         		Equipment Co., Marietta,
                         		Ohio, a company which
                         		sells heavy equipment,
                         		riding lawn mowers,
                         		tractor/trailers and
                         		trucks.<F1>



<F1> 	Also a director of Peoples Bank.


		While it is contemplated that all nominees will stand for election, if one or more nominees at the time of the Annual
Meeting should be unavailable or unable to serve as a candidate for election as a director, the proxies reserve full discretion to vote the common shares represented by the proxies for the election of the remaining nominees and for the election of any substitute nominee or nominees designated by the Board of Directors. The Board of Directors knows of no reason why any of the above-mentioned persons will be unavailable or unable to serve if elected to the Board.

		Under Ohio law and the Company's Regulations, the four nominees for election as Class II directors receiving the greatest number of votes will be elected as directors. Common shares as to which the authority to vote is withheld and broker non-votes will be counted for quorum purposes but will not be counted toward the election of directors, or toward the election of the individual nominees specified on the form of proxy.

		The following table gives certain information concerning the current directors who will continue to serve after the Annual
Meeting. Unless otherwise indicated, each person has held his or her principal occupation for more than five years.



                              POSITION(S) HELD
                             WITH THE COMPANY AND
                             ITS SUBSIDIARIES AND
NAME  	           AGE       PRINCIPAL OCCUPATION(S)     SINCE   EXPIRES IN


Robert E. Evans	  53       	President and Chief	        1980	     1995
                          		Executive Officer of
                          		the Company and of
                          		Peoples Bank; Chairman
                          		of the Board of
                          		Northwest Territory.<F1>

Paul T. Theisen	  63       	President and a        	    1980	     1995
                          		Shareholder of Theisen,
                          		Brock, Frye, Erb &
                          		Leeper Co., L.P.A.,
                          		Attorneys at Law,
                          		Marietta, Ohio.<F2>



Thomas C. Vadakin	62	       President of Vadakin,	      1989  	   1995
                          		Inc., Marietta, Ohio,
                          		a  heavy industrial
                          		cleaning service;
                          		Director (2/94), The
                            Airolite Company,
                            Marietta, Ohio, a
                            manufacturer of
                            ventilating louvers.<F3>



Jewell Baker     	70       	Co-Owner of B & N Coal	     1990	     1996
                          		Company, Dexter City,
                           	Ohio, a mining and
                          		energy producer;
                          		Director of First
                          		National Bank of
                          		Caldwell from 1984 to
                          		1989; Director of
                          		First National from
                          		1989 to 1990.

Dennis D. Blauser	68	       President of Blauser   	    1987	     1996
                          		Energy Corp., Marietta,
                          		Ohio, an oil and gas
                          		producer; President of
                          		Blauser Well Service,
                          		Inc., Marietta, Ohio,
                          		a servicer of oil and
                          		gas wells; Chairman of
                          		the Board of Marietta
                          		Structures Corp.,
                          		Marietta, Ohio, a builder
                          		of bridge beams, pre-
                          		stressed concrete beams
                          		and pre-engineered siding
                          		for buildings.<F2>



Norman J. Murray 	76       	Former Chairman of the       1980     1996
                            Board	(1985-1994) of The
                            Airolite Co., Marietta,
                            Ohio, a manufacturer of
                            ventilating	louvers;
                            Chairman of the Board of
                            Peoples Bank since 1990.<F3>



Fred R. Price	    58	       President and Chief	         1987	    1996
                          		Executive Officer of
                          		Chesterhill Stone Co.,
                          		a gravel company located
                          		in Southeastern Ohio;
                          		President and Chief
                          		Executive Officer of
                          		Price Inland Terminal Co.,
                          		a barge company located
                          		in Southeastern Ohio;
                          		President and Chief
                          		Executive Officer of
                          		Beverly Slag Co., a slag
                          		company located in
                          		Southeastern Ohio.



Joseph H. Wesel	  64	       President and Chief	         1980	    1996
                          		Executive Officer of
                          		Marietta Automotive
                          		Warehouse, Inc.,
                          		Marietta, Ohio, an
                          		automotive parts
                          		wholesaler; President
                          		of Auto Paints Works
                          		Inc., Marietta, Ohio,
                          		a wholesaler/retailer
                          		of auto paint and body
                          		shop supplies; President
                          		of W.D.A., Inc.,
                          		Marietta, Ohio, a real
                          		estate holding company;
                          		Director, Marietta
                          		Ignition, Inc., a
                          		wholesaler/retailer of
                          		automotive parts and
                          		industrial supplies;
                          		Chairman of the Board
                          		of the Company.<F3>



<F1>   Mr. Evans is also a director of Peoples
Bank, First National and Northwest Territory.

<F2>  	Mr. Theisen is also a director of Peoples Bank and First
National.

<F3>  	Also a director of Peoples Bank.




		George W. Broughton, a nominee for election as a director of the Company, is the son of Carl L. Broughton who currently serves as a director of the Company. Mr. Broughton has chosen not to stand for reelection and will cease to serve on April 5, 1994.

		The Board of Directors of the Company held a total of thirteen (13) meetings during the Company's 1993 fiscal year.
Each incumbent director attended 75% or more of the aggregate of the total number of meetings held by the Board of Directors during the period he or she served as a director and the total number of meetings held by all committees of the Board of Directors on which he or she served during the period he or she served except Jewell Baker (50%) and Fred R. Price (35%).



		The Board of Directors of the Company has an Audit Committee comprised of Jewell Baker, Dennis D. Blauser, Wilford D. Dimit,
Barton S. Holl, Norman J. Murray, Fred R. Price, James B. Stowe and Joseph H. Wesel (Mr. Wesel serves as an ex-officio member).
The function of the Audit Committee is to assist the Audit
Department of the Company in the annual review of the loan portfolio of each subsidiary bank, to review the work schedule of the Audit Department as to when audits of the subsidiaries are to be conducted and the adequacy of such audits, to review the adequacy of the Company's system of internal controls, to investigate the scope and adequacy of the work of the Company's independent public accountants, and to recommend to the Board of Directors a firm of accountants to serve as the Company's independent public accountants. The Audit Committee met seven
(7) times during the Company's 1993 fiscal year.






		The Board of Directors of the Company has a Compensation Committee comprised of Carl L. Broughton, Norman J. Murray, Paul
T. Theisen and Joseph H. Wesel.  The function of the
Compensation Committee is to review and recommend for approval by the Board of Directors salaries, bonuses, employment agreements and employee benefit plans for officers and employees, to supervise the operation of the Company's compensation plans, to select those eligible employees who may participate in each plan (where selection is required) and to prescribe (where permitted under the terms of the plan) the terms of any stock options granted under any stock option plan of the Company. The Compensation Committee met one (1) time during the Company's 1993 fiscal year.




		The Board of Directors does not have a standing nominating committee or committee performing similar functions.



TRANSACTIONS INVOLVING MANAGEMENT

		Paul T. Theisen is President and a shareholder in the law firm of Theisen, Brock, Frye, Erb & Leeper Co., L.P.A. which rendered legal services to the Company and its subsidiaries during the Company's 1993 fiscal year and is expected to render legal services to the Company and its subsidiaries during the Company's 1994 fiscal year.

		During the Company's 1993 fiscal year, its subsidiaries, Peoples Bank and First National, entered into banking transactions, in the ordinary course of their respective businesses, with certain executive officers and directors of the Company, with members of their immediate families and with corporations for which directors of the Company serve as executive officers. It is expected that similar banking transactions will be entered into in the future. Loans to such persons have been made on substantially the same terms, including the interest rate charged and the collateral required, as those prevailing at the time for comparable transactions with persons not affiliated with the Company or its subsidiaries.
These loans have been subject to, and are presently subject to, no more than a normal risk of uncollectibility and present no other unfavorable features. The aggregate amount of loans to directors and executive officers of the Company and their associates as a group at December 31, 1993, was $9,085,162.68.
As of the date hereof, all of such loans are performing loans.





REPORT OF THE COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

		Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, this Report and the graph set forth on page 19 shall not be incorporated by reference into any such filings.

		In November of 1992, a sub-committee of the Executive Committee of the Company's Board of Directors was given additional duties by the Board to act as the Board's
Compensation Committee (the "Committee").  The members of the
Committee are Carl L. Broughton, Norman J. Murray, Paul T.
Theisen and Joseph H. Wesel, none of whom are compensated executive officers or employees of the Company or its subsidiaries. Mr. Murray is Chairman of the Board of Peoples
Bank. The Committee is to meet periodically to review and recommend for approval by the Board of Directors salaries, bonuses, employment agreements and employee benefits plans for officers and employees, including executive officers of the Company. Prior to the establishment of the Committee, the Board of Directors functioned in the same capacity. The Committee also supervises the operation of the Company's compensation plans, selects those eligible employees who may participate in each plan (where selection is permitted) and prescribes (where permitted under the terms of the plan) the terms of any stock options granted under any stock option plan of the Company.

	Section 162(m) of the Internal Revenue Code of 1986, as amended, prohibits a publicly held corporation, such as the Company, from claiming a deduction on its federal income tax return for compensation in excess of $1 million paid for a given fiscal year to the chief executive officer (or person acting in that capacity) at the close of the corporation's fiscal year and the four most highly compensated officers of the corporation, other than the chief executive officer, at the end of the corporation's fiscal year. The $1 million compensation deduction limitation does not apply to "performance-based compensation". The proposed regulations issued by the Internal Revenue Service under Section 162(m) on December 15, 1993 (the "Proposed IRS Regulations") set forth a number of provisions which compensatory plans, such as the Incentive Bonus Plan and the Company's Stock Option Plan, must contain if the compensation paid under such plans is to qualify as performance-based for the purposes of Section 162(m). In order to qualify as "performance-based" under IRS Regulations, the compensation must be paid solely on account of the attainment of one or more performance goals set by a compensation committee comprised solely of two (2) or more outside directors. The performance goals must be approved by a majority of shareholders prior to payment of the remuneration and the compensation committee must certify to the satisfaction of the goals. Due to the fact that all executive officers of the Company receive compensation at levels substantially below the deductibility limit, the Committee does not propose at this time to present for shareholder approval performance goals such as those provided in the Incentive Compensation Plan discussed below. The Committee will rely from time to time upon advice of the Company's General Counsel regarding the appropriateness of presenting the Incentive Bonus Plan, or any similar plan, to Shareholders.

		The Committee operates under the principle that the compensation of executive officers should be directly and significantly related to the financial performance of the Company. The compensation philosophy of the Company reflects a commitment to reward executive officers for performance through cash compensation and through plans designed to enhance the long-term commitment of officers and employees to the Company and its subsidiaries. The cash compensation program for executive officers consists of two elements, a base salary component and an incentive component payable under the Incentive Bonus Plan. The combination of base salary and incentive compensation is designed to relate total cash compensation levels to the performance of the Company, its subsidiaries and the individual executive officer. The salaries of executive officers of the Company, including Mr. Evans' salary, have remained without substantial adjustment for a number of years, except for limited increases reflecting cost of living rises and special meritorious increases or adjustments reflecting increased responsibilities and promotions. This philosophy was reflected in Mr. Evans' 1993 salary, which increased only 4.3% from the prior year. This adjustment was designed to reflect cost of living increases. Primary reliance has been placed on the Incentive Bonus Plan for compensation adjustments.

		The Incentive Bonus Plan was established in 1988 for certain senior officers of the Company and its subsidiaries, including
Mr. Evans and the other executive officers of the Company. The purpose of the Plan is to base, in part, compensation on the profit performance of the Company. Each year, in January, the Committee establishes minimum levels of return on equity and net income which must be met before any incentive bonus is paid. In
1993 the Incentive Bonus Plan required the attainment of a minimum return on equity of 10.00% and income growth based on the highest dollar net income from either the preceding year or any of the four years prior to 1993 increasing such year by a 5% compounding factor. If such minimum levels are met, each officer receives an incentive bonus equal to a predetermined percentage of salary, based on the amount by which net income exceeds the minimum level, up to an approximate maximum of 23% of salary. Consequently, higher net income creates higher incentive bonuses. The goals set for 1993 were exceeded and Mr.
Evans' incentive bonus was approximately 20.8% of his salary.

		The Company's long-term compensation program consists primarily of stock options granted under the Company's 1993
Stock Option Plan (the "1993 Plan"). The Committee believes that stock ownership by members of the Company's management and stock-based performance compensation arrangements are important in aligning the interests of management with those of shareholders generally in the enhancement of shareholder value. Options are granted under the 1993 Plan with an exercise price equal to the market value of the Company's common shares on the date of grant. If there is no appreciation in the market value of the Company's common shares, the options are valueless. The Committee granted options based upon its subjective determination of the relative current and future contribution each officer has or may contribute to the long-term welfare of the Company.

		In order to further enhance Mr. Evans' long-term commitment to the Company, Peoples Bank entered in a Deferred Compensation
Agreement with him in 1976. Under this Agreement, Mr. Evans agreed to serve the Bank as an employee until he reaches age 65 or until his earlier retirement, disability or death and agreed not to engage in activities in competition with Peoples Bank.
The amount of $5,000 is automatically accrued to Mr. Evans' account upon the completion of each year of service to Peoples
Bank until he reaches normal retirement age.

		At various times in the past, the Company has adopted certain broad-based employee benefit plans in which the Company's executive officers are permitted to participate on the same terms as non-executive officer employees who meet applicable eligibility criteria, subject to legal limitations on the amounts that may be contributed or the benefits that may be payable under the plans.

		To enhance the long-term commitment of the officers and employees of the Company and its subsidiaries, the Company established the Peoples Bancorp Inc. Retirement Savings Plan
(the "Peoples 401(k) Plan") on December 31, 1985. Mr. Evans, as well as all officers and employees of the Company and its subsidiaries, may participate in the Peoples 401(k) Plan.
Company matching contributions and participant contributions may be invested in common shares providing each participant with motivation toward safe and sound long-term growth of the Company. Company matching contributions may vary at the discretion of the Board of Directors.

Submitted by the Compensation Committee of the Company's Board of Directors:

		Carl L. Broughton, Norman J. Murray, Paul T. Theisen and
Joseph H. Wesel.




COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

		Carl L. Broughton, who served as Chairman of the Board of the Company from 1988 to 1990, serves as a member of the Compensation Committee. Norman J. Murray, Chairman of the Board of Peoples Bank, also serves as a member of the Compensation
Committee. Paul T. Theisen, who is President and a shareholder in the law firm of Theisen, Brock, Frye, Erb & Leeper Co.,
L.P.A. which rendered legal services to the Company and its subsidiaries during the Company's 1993 fiscal year and is expected to render legal services to the Company and its subsidiaries during the Company's 1994 fiscal year, also serves as a member of the Compensation Committee.




COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary of Cash and Certain Other Compensation

		The following table shows for the last three fiscal years, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to Robert E. Evans, the Chief Executive Officer of the
Company and the only executive officer of the Company whose total annual salary and bonus for the 1993 fiscal year exceeded
$100,000.




SUMMARY COMPENSATION TABLE


                                                LONG-TERM
                                               COMPENSATION
                                                  AWARDS

NAME AND                   ANNUAL COMPENSATION   UNDERLYING     ALL OTHER
PRINCIPAL	                  SALARY     BONUS    OPTIONS/SAR's	 COMPENSATION
POSITION          	YEAR	   ($)(<F1>   ($)<F2>      (#)<F3>       ($)<F4>


Robert E. Evans, 	 1993	     $170,000  $32,605     2,000          $7,752
President and     	1992	     $162,975 	$27,000    	0              $6,324
Executive Officer	 1991     	$150,690 	$19,546    	0	             $6,152
of the Company and
of Peoples Bank


<F1>  	"Salary" includes fees received by Mr. Evans for services
rendered during 1993, 1992 and 1991 as a director of the Company and its subsidiaries in the amounts of $13,500, $12,975 and $8,850, respectively.

<F2>  	All bonuses reported were earned by Mr. Evans pursuant to
the Incentive Bonus Plan of Peoples Bank (the "Incentive Bonus
Plan").

<F3>  	Represents options granted under the Peoples Bancorp Inc.
1993 Stock Option Plan.  See the table under "OPTION GRANTS IN
LAST FISCAL YEAR" for more detailed information on such options.

<F4>  	"All Other Compensation" includes contributions of $2,752,
$1,324 and $1,152 to the Peoples Bancorp Inc. Retirement Savings Plan (the "Peoples 401(k) Plan") on behalf of Mr. Evans to match pre-tax elective deferral contributions (included under "Salary") made by him to the Peoples 401(k) Plan in 1993, 1992 and 1991, respectively. "All Other Compensation" also includes the amount of $5,000 for each of 1993, 1992 and 1991 which was accrued for the account of Mr. Evans pursuant to the terms of a Deferred Compensation Agreement between Mr. Evans and the
Company.  See the discussion in "Deferred Compensation
Agreement."






GRANT OF OPTIONS

		The following table sets forth information concerning individual grants of options made under the Peoples Bancorp Inc.
1993 Stock Option Plan (the "1993 Plan") during the 1993 fiscal year to the named executive officer. The Company has never granted stock appreciation rights.



OPTION GRANTS IN LAST FISCAL YEAR


                                                               POTENTIAL
                              % OF                          REALIZABLE VALUE
              NUMBER OF   TOTAL OPTIONS                    AT ASSUMED ANNUAL
              SECURITIES   GRANTED TO                        RATES OF STOCK
					         UNDERLYING  EMPLOYEES IN  EXERCISE            APPRECIATION FOR
                OPTIONS     FISCAL        PRICE  EXPIRATION  OPTION TERM<F2>
NAME        GRANTED(#)<F1>	  YEAR     	 ($/SHARE)  DATE   	   5%($)	  10%($)

Robert E. Evans	  2,000	     10.5%	     $35.00	    10/01/03	$44,024 	$111,566



<F1> 	The unexercisable portion of the options is forfeited upon
leaving the employ of the Company and its subsidiaries. If Mr. Evans' employment with the Company and its subsidiaries is terminated by reason of his retirement under the provisions of any retirement plan of the Company or any subsidiary or by reason of permanent disability, the exercisable portion of his options may be exercised for a period of three months, subject to the stated term of the options. If Mr. Evans' employment is terminated by reason of his death while an employee of the Company and/or a subsidiary, the exercisable portion of his options may be exercised for a period of one year, subject to the stated term of the options. If Mr. Evans' employment is terminated for any other reason, his options will be forfeited.

<F2> 	The amounts reflected in this table represent certain
assumed rates of appreciation only. Actual realized values, if any, on option exercises will be dependent on the actual appreciation of the common shares of the Company over the term of the options. There can be no assurances that the Potential Realizable Values reflected in this table will be achieved. Option Exercises and Holdings

		The following table sets forth information with respect to unexercised options held as of the end of the 1993 fiscal year by the named executive officer. No options were exercised during the 1993 fiscal year.



AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES


            NUMBER                   NUMBER OF                 VALUE
        OF SECURITIES           SECURITIES UNDERLYING      OF UNEXERCISED
         UNDERLYING    ($)      UNEXERCISED OPTIONS AT   IN-THE-MONEY OPTIONS
           OPTIONS    VALUE          FY- END(#)            AT FY-END<F1><F2>
NAME      EXERCISED  REALIZED  EXERCISABLE UNEXERCISABLE  EXERCIS. UNEXERCIS.


Robert E.
Evans	     0	          n/a	     2,000	     0          	   $13,500  $0


<F1> 	All values as shown are pre-tax.

<F2> 	"Value of Unexercised In-the-Money Options at FY-End" is
based upon the fair market value of the Company's common shares on December 31, 1993 ($41.75) less the exercise price of in-the-money options at the end of the 1993 fiscal year.



PENSION PLAN


		The following table shows the estimated annual pension benefits payable upon retirement at age 65 on a lifetime annuity basis under the Peoples Bancorp Inc. Retirement Plan, a funded, noncontributory pension plan (the "Pension Plan"), to a covered participant in specified compensation and years of service classifications.


PENSION PLAN TABLE

                              YEARS OF SERVICE

                 15          20           25           30         35
Compensation
$125,000	        $33,687   	$44,916	      $56,145     	$67,374   	$67,374
150,000 	        40,812	     54,416	      68,020	      81,624	    81,624
175,000         	47,937     	63,916      	79,895      	95,874     95,874
200,000         	55,062     	73,416       91,770      	110,124    110,124
225,000	         62,187     	82,916       103,645      124,374    124,374
250,000          65,276    	 87,035       108,794      130,553      130,553


Benefits listed in the Pension Plan Table are not subject to deduction for Social Security benefits or other amounts and are computed on a lifetime annuity basis.

	Monthly benefits upon normal retirement (age 65) are based upon 40% of "average monthly compensation" plus 17% of the excess, if any, of "average monthly compensation" over "covered compensation." For purposes of the Pension Plan, "average monthly compensation" is based upon the monthly compensation
(including regular salary and wages, overtime pay, bonuses and commissions) of an employee averaged over the five consecutive credited years of service which produce the highest monthly average within the last ten years preceding retirement and "covered compensation" is the average of the 35 years of social security wage bases prior to social security retirement age
("covered compensation" for Robert E. Evans as of the end of the 1993 fiscal year was $42,000.)

		1993 annual compensation, to the extent determinable, for purposes of the Pension Plan for Mr. Evans was $183,500. As of the end of 1993 fiscal year, Mr. Evans had 23 credited years of service.


DEFERRED COMPENSATION AGREEMENTS


		On November 18, 1976, Peoples Bank entered into a Deferred Compensation Agreement with Mr. Evans and an executive officer since retired. Under this Deferred Compensation Agreement, Mr.
Evans agreed to serve Peoples Bank as an employee until he reaches age 65 or until his earlier retirement, disability or death and agreed not to engage in activities in competition with Peoples Bank. Under this Agreement, Mr. Evans or his beneficiaries are entitled to receive specified amounts upon Mr.
Evans' retirement, disability or death, which amounts are payable monthly for ten years (with interest) or in one lump sum at the election of Peoples Bank. The principal amount payable to Mr. Evans is based upon the sum of the amount accrued for his account during his years of employment with Peoples Bank.
During the Company's 1993 fiscal year, the amount of $5,000 was accrued for Mr. Evans' account pursuant to his Deferred
Compensation Agreement and as of December 31, 1993, a total of $100,000 had been accrued to his account. The amount of $5,000 will be accrued to Mr. Evans' account upon the completion of each year of service to Peoples Bank until he reaches normal retirement age.



DIRECTORS COMPENSATION

		Each director of the Company receives $250 per calendar quarter and $250 for each meeting attended.

		Effective January 1, 1991, the Company established the Peoples Bancorp Inc. Deferred Compensation Plan for Directors (the
"Directors Deferred Compensation Plan"). Voluntary participation in the Directors Deferred Compensation Plan enables a director of the Company, or of one of its subsidiaries, to defer all or a part of his or her director's fees, including federal income tax thereon. Such deferred fees earn interest as provided in the Directors Deferred Compensation
Plan. Distribution of the deferred funds is paid in a lump sum or annual installments beginning in the first year in which the person is no longer a director.

		Directors, other than those employed by the Company (the "Non-Employee Directors"), are automatically granted options on the date they are first elected or appointed as a director of the Company to purchase 550 common shares at an option price equal to 100% of the fair market value of the common shares on the date of grant. In addition, every other year at the Board meeting immediately following the annual shareholders meeting, commencing in 1993, all Non-Employee Directors then serving on the Board of Directors, other than a Non-Employee Director who was first elected as a director at such annual shareholders meeting or first appointed as a director at the Board meeting immediately following such annual shareholders meeting will receive an automatic grant of options to purchase 550 common shares; provided that the number of common shares subject to options granted to Non-Employee Directors who have not served a full two years on the Board will be prorated such that those Non-Employee Directors will receive options to purchase only a percentage of 550 common shares commensurate with the actual portion of the two years that such Non-Employee Directors served on the Board. Options granted to Non-Employee Directors have terms of ten years and become exercisable with respect to 20% of the common shares subject thereto on the date of grant and 20% on each of the first, second, third and fourth anniversaries of the date of grant. If a Non-Employee Director ceases to be a director for reasons other than his or her death, the options may be exercised for a period of three months, subject to the term of the options. If a Non-Employee Director ceases to be a director by reason of his or her death, the options may be exercised for a period of one year, subject to the term of the options.



PERFORMANCE GRAPH



		The following line graph compares the yearly percentage change in the Company's cumulative total shareholder return (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the price of the Company's common shares at the end and the beginning of the measurement period; by (ii) the price of the Company's common shares at the beginning of the measurement period) against the cumulative return for an index for NASDAQ Stock Market (U.S.
Companies) comprised of all domestic common shares traded on the NASDAQ National Market System and the NASDAQ Small-Cap Market and an index for NASDAQ Bank Stocks comprised of all depository institutions (SIC Code #602) and depository institutions holding companies (SIC Code #671) that are traded on the NASDAQ National
Market System and the NASDAQ Small-Cap Market ("NASDAQ Bank
Stocks"), for the five-year period ended December 31, 1993.






PLEASE SEE FORM SE FOR PERFORMANCE GRAPH IN PAPER FORM
DELIVERED TO THE SEC ON MARCH 7, 1994









PROPOSED AMENDMENT OF AMENDED ARTICLES OF

INCORPORATION TO INCREASE AUTHORIZED NUMBER OF COMMON SHARES



(Item 2 on Proxy)



		The Amended Articles of Incorporation (the "Amended Articles") of the Company presently authorize 4,000,000 shares, all of which are common shares, without par value. The Company's Board of Directors unanimously adopted a resolution proposing and declaring it advisable that Article FOURTH of the Company's
Amended Articles be amended in order to increase the authorized number of shares of the Company to 6,000,000 shares, all of which will be common shares, without par value, and recommending to the shareholders of the Company the approval of the proposed amendment. Of the Company's presently authorized 4,000,000 common shares, 1,457,432 were outstanding as of February 15, 1994, 110,000 common shares were reserved for issuance upon the exercise of options granted and to be granted under the Company's 1993 Plan and 2,432,568 were available for issuance.
In addition, common shares may be acquired by participants in the Peoples 401(k) Plan if they direct that their contributions and Company matching contributions under the Peoples 401(k) Plan be invested in the investment fund consisting of common shares.

		The proposed increase in the authorized number of common shares of the Company would be accomplished by amending Article
FOURTH of the Company's Amended Articles to read as follows:

		FOURTH: The authorized number of shares of the Corporation shall be 6,000,000, all of which shall be common shares, each without par value.


		The Board of Directors believes that it is desirable and in the best interests of the Company and its shareholders to increase the number of common shares that the Company is authorized to issue in order to ensure that the Company will have a sufficient number of authorized common shares available in the future to provide it with the desired flexibility to meet its business needs. If this proposal is approved by the shareholders, the additional common shares could be available for a variety of corporate purposes, including, for example, the declaration and payment of share dividends to the Company's shareholders; share splits; use in the financing of expansion or future acquisitions; issuance pursuant to a dividend reinvestment plan; issuance pursuant to the terms of employee stock option plans and other employee benefit plans, including the Peoples 401(k) Plan and the 1993 Plan; and use in other possible future transactions of a currently undetermined nature.


		If the proposed amendment is adopted, the Company would be permitted to issue the additional authorized common shares without further shareholder approval, except to the extent otherwise required by the Company's Amended Articles, by law or by NASDAQ or any securities exchange on which the common shares may be listed at the time (the common shares are currently reported on the NASDAQ National Market System). The authorization of additional common shares will enable the Company, as the need may arise, to take timely advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with the holding of a special meeting of its shareholders. It is the belief of the Board of Directors that the delay necessary for shareholder approval of a specific issuance could be to the detriment of the Company and its shareholders. The Board of Directors does not intend to issue any common shares except on terms which the Board deems to be in the best interests of the Company and its shareholders. Existing shareholders of the Company will have no pre-emptive rights to purchase any common shares issued in the future. Depending on the terms thereof, the issuance of the common shares may or may not have a dilutive effect on the Company's then-existing shareholders.

		From time to time the Company's Board of Directors has declared a share split with respect to the Company's outstanding common shares. As of the date hereof, the Board has not yet determined to declare such a share split. If the Board of Directors should authorize at a future date such a share split, the issuance of the common shares pursuant to the share split will not have a dilutive effect on the equity interest of the Company's existing shareholders. Shareholders of the Company should understand that they are not being asked to approve or disapprove a proposed share split. A vote in favor of the proposal to adopt the amendment to Article FOURTH of the Amended
Articles should not be deemed to be a vote to approve a share split. If the proposed amendment is not approved by the shareholders, the Company anticipates that share splits will still take place from time to time notwithstanding the disapproval.

		The Board of Directors of the Company is considering the adoption of a dividend reinvestment plan (a "DRIP") pursuant to which common shares of the Company may be issued; however, the terms under which such a DRIP would be operated have not been determined. The issuance of common shares pursuant to the DRIP may or may not have a dilutive effect on the equity interest of the Company's then-existing shareholders, depending on the terms thereof. Shareholders of the Company should understand that they are not being asked to approve or disapprove the adoption of a DRIP. A vote in favor of the proposal to adopt the amendment to Article FOURTH of the Amended Articles should not be deemed to be a vote to approve the DRIP. If the proposed amendment is not approved by the shareholders, the Company anticipates that the DRIP will still be adopted.



		Other than the common shares which would be acquired as a result of a share split, the common shares which may be acquired pursuant to the Peoples 401(k) Plan, the 110,000 common shares which may be issued under the 1993 Plan and the common shares which may be issued if a DRIP is adopted by the Board of Directors, the Company presently has no plans, agreements or understandings to issue any of the newly authorized common shares.

		Although the Company has no such intentions, the proposed increase in the authorized and unissued common shares might be considered as having the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of common shares, to acquire control of the Company with a view to imposing a merger, sale of all or any part of its assets, or a similar transaction, since the issuance of new common shares, in a public or private sale, merger or similar transaction, could be used to dilute the share ownership of a person or entity seeking to obtain control of the Company.
Furthermore, since Article SEVENTH of the Amended Articles requires, if three members of the Board of Directors of the Company votes against the approval of such amendments or transactions, the affirmative vote of holders of shares entitling them to exercise not less than 75% of the voting power of the Company to: (i) adopt amendments to the Amended Articles or the Regulations of the Company (including the provisions of the Amended Articles and the Regulations pertaining to the right of a shareholder to nominate an individual for election as a director of the Company, the number of directors, the right of shareholders to remove directors from office and fill vacancies in the Board of Directors, or the classified Board); (ii) adopt any proposal to fix or change the number of directors of the Company by action of the shareholders; or (iii) adopt mergers, consolidations, a proposal to sell, lease, exchange, transfer or otherwise dispose of all or substantially all of the Company's property or assets, combinations or majority share acquisitions involving the issuance of common shares and requiring shareholder approval, and a proposal to dissolve the Company;
the Board could (within the limits imposed by Ohio law) issue new common shares to purchasers who, together with other shareholders of the Company, might block such a 75% vote.

		The Board has no present knowledge of any present or past efforts to gain control of the Company and has not received any indication from any party that such party is interested in acquiring the Company. As of February 15, 1994, the Company's executive officers and directors, their respective associates and the Trust Department of Peoples Bank held approximately
22.2% of the Company's common shares and corresponding voting power.

		The Company's Amended Articles and Regulations contain other provisions which could potentially make a change of control of the Company more difficult. These include (a) the classification of the Board of Directors of the Company into three classes of directors so that each director serves for three years, with one class being elected each year; (b) the requirement that shareholder nominations for election to the Board of Directors be made in writing and delivered or mailed to the Secretary of the Company within the time frames specified in the Company's Regulations; and (c) the requirement that holders of shares entitling them to exercise not less than 75% of the voting power of the Company vote in favor of the removal of a director from office and that such removal only be for cause.



		UNDER ARTICLE SEVENTH OF THE AMENDED ARTICLES, THE AFFIRMATIVE VOTE OF THE HOLDERS OF SHARES ENTITLING THEM TO EXERCISE NOT
LESS THAN A MAJORITY OF THE VOTING POWER OF THE COMPANY IS
REQUIRED TO ADOPT THE PROPOSED AMENDMENT TO ARTICLE FOURTH OF
THE COMPANY'S AMENDED ARTICLES.  Under Ohio law and the
Company's Regulations, abstentions and broker non-votes are counted as present; the effect of an abstention or a broker non-vote on the proposal is the same as a "no" vote. If the amendment is approved, it will become effective upon the filing of a Certificate of Amendment to the Company's Amended Articles with the Ohio Secretary of State, which is expected to be accomplished as promptly as practicable after such approval is obtained.

		The Board of Directors recommends that the shareholders vote FOR the proposed amendment to Article FOURTH of the Company's
Amended Articles.

		Unless otherwise directed, the persons named in the enclosed proxy will vote the common shares represented by all proxies received prior to the Annual Meeting, and not properly revoked, in favor of the proposed amendment to Article FOURTH.



SHAREHOLDER PROPOSALS FOR 1995 ANNUAL MEETING



		Any qualified shareholder who desires to present a proposal for consideration at the 1995 Annual Meeting of Shareholders must submit the proposal in writing to the Company. If the proposal is received by the Company on or before November 15, 1994 and otherwise meets the requirements of applicable state and federal law, it will be included in the proxy statement and form of proxy of the Company relating to its 1995 Annual Meeting of Shareholders.



NOTIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

		The Board of Directors of the Company appointed the accounting firm of Coopers & Lybrand to serve as independent public accountants of the Company for the 1993 fiscal year. The firm has served as independent public accountants for the Company since 1980. Accountants for the 1994 fiscal year have not been selected. The Board of Directors has historically appointed accountants at the meeting held immediately following the Annual
Meeting and intends to do so this year.


		The Board of Directors expects that representatives of Coopers & Lybrand will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.



OTHER MATTERS

		As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented for action by the shareholders at the 1994 Annual Meeting of Shareholders other than as set forth in this Proxy Statement. However, if any other matter is properly presented at the Annual Meeting, or at any adjournment or adjournments thereof, it is intended that the persons named in the enclosed proxy may vote the common shares represented by such proxy on such matters in accordance with their best judgment in light of the conditions then prevailing.





		It is important that proxies be voted and returned promptly; therefore, shareholders who do not expect to attend the Annual
Meeting in person are urged to fill in, sign and return the enclosed proxy in the self-addressed envelope furnished herewith.



						By Order of the Board of Directors

						Robert E. Evans, President and Chief Executive Officer
      Signature




March 7, 1994









[TEXT]
PEOPLES BANCORP INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 5, 1994



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS





The undersigned holder(s) of common shares of Peoples Bancorp Inc. (the "Company") hereby constitutes and appoints Robert E. Evans and Joseph H. Wesel, or either of them, the Proxy or Proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Tuesday, April 5, 1994, in the Conference Room of The Peoples Banking and Trust Company, 235 Second Street, Marietta, Ohio, at 10:00 a.m., local time, and any adjournment or adjournments thereof, and to vote all of the common shares of the Company which the undersigned is entitled to vote at such Annual Meeting or at any adjournment or adjournments thereof:



To elect four directors to serve for terms of three years each.



	o	FOR election as directors     		o	WITHHOLD AUTHORITY
		of the Company of all of      		to vote for all of
		the nominees listed below         	the nominees listed
  (except as marked to the          	below.
		contrary below).*

		 George W. Broughton         	Wilford D. Dimit
		 Barton S. Holl              	James B. Stowe


	*(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.)


To adopt the proposed amendment to Article FOURTH of the Company's Amended Articles of Incorporation increasing the authorized number of shares of the Company from 4,000,000 shares to 6,000,000 shares, all of which will be common shares, without par value.

		o	FOR         	o	AGAINST         o	ABSTAIN



In their discretion, the Proxies are authorized to vote upon such other matters (none known at the time of solicitation of this proxy) as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

(Continued, and to be executed and dated on the reverse side.)

(Continued from other side.)



WHERE A CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED OR NOT VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM NO. 1 AS DIRECTORS OF THE COMPANY AND FOR PROPOSAL NO. 2. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.



All proxies previously given or executed by the undersigned are hereby revoked. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement for the April 5, 1994 meeting and the Annual Report of the Company for the fiscal year ended December 31, 1993.



			Dated:_______________, 1994



			_________________________________

			Signature of Shareholder(s)



			_________________________________

			Signature of Shareholder(s)



			Please sign exactly as your name appears hereon.  When common shares are registered in two names, both shareholders must sign.
 When signing as executor, administrator, trustee, guardian, attorney or agent, please give full title as such.  If
shareholder is a corporation, please sign in full corporate name by President or other authorized officer.  If shareholder is a partnership, please sign in partnership name by authorized
person.  (Please note any change of address on this proxy.)

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF PEOPLES BANCORP INC.
PLEASE FILL IN, DATE, SIGN AND RETURN IT PROMPTLY
USING THE ENCLOSED ENVELOPE.